ASC 1997-D5-$1,760,000,000
                             Structural Term Sheet


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and 10/10/97 prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Structural or Collateral Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus.
Although the information contained in this Structural Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.



At Issue:
Public Securities:

                             Principal    Initial   Spread   Approx.  Avg.    Mod.   Principal  Prin. Win.  Implied  Implied
Class         Ratings          Amount       Cpn      Talk     Price   Life    Dur.     Window      Graph     DSCR*    LTV*   Sub.
A-1A        AAA/AAA/Aaa     $165,434,360   6.41%             100-16   3.48    2.96   11/97-1/2004             1.93    50%
                                           Fixed
A-1B        AAA/AAA/Aaa     $154,109,757   6.64%             100-16   7.68    5.83   1/2004-1/2007            1.93    50%
                                           Fixed
A-1C        AAA/AAA/Aaa     $739,693,702   6.72%             100-16   9.94    7.05   1/2007-1/2009            1.93    50%
                                           Fixed
A-1D        AAA/AAA/Aaa     $207,095,828   6.77%             100-16   12.05   8.01   1/2009-7/2011            1.93    50%
                                           Fixed
A-1E        AAA/AAA/Aaa     $35,175,934    6.80%             100-16   14.12   8.83   7/2011-3/2012            1.93    51%
                                           Fixed
A-2           AAA/AA+       $35,175,934    6.68%             100-16   14.40   8.94   3/2012-4/2012            1.88    53%
                                            WAC
A-3            AA/AA        $70,351,869    6.71%             100-16   14.64   9.01   4/2012-7/2012            1.79    55%
                                            WAC
A-4            A/A-         $96,733,820    6.81%             100-16   14.81   9.01   7/2012-9/2012            1.67    59%
                                            WAC
A-5           BBB/BBB       $79,145,852    6.95%             100-16   14.96   8.98   9/2012-10/2012           1.59    62%
                                            WAC
A-6          BBB-/BBB-      $17,587,967    7.15%             100-16   14.97   8.87   10/2012-9/2012           1.57    63%
                                            WAC
A-7            BBB-         $17,587,967    7.35%             100-16   14.97   8.75   9/2012-9/2012            1.55    64%
                                            WAC
CS-1            AAA         $165,434,360   1.85%              5-20    2.26c   1.98   11/97-1/2004             n/a     n/a
                                            WAC
PS-1            AAA        $1,758,796,733  1.33%              10-12   6.08c   4.83   11/97-10/2017            n/a     n/a

                                            WAC
Private Securities:

B-1A            BB+         $38,693,528                                                                       1.48    65%

B-1B            BB          $40,452,324                                                                       1.48    66%

B-1C            BB-         $11,783,938                                                                       1.48    67%

B-2              B          $36,582,971                                                                       1.44    68%

B-3             UR          $13,189,981                                                                       1.43    69%

LTV's and DSCRs are weighted averages.

Issue:
Asset Securitization Corporation
Commercial Mortgage Pass-Through Certificates,
Series 1997-D5.

The Offering:
$1,618,093,991 fixed rate commercial mortgage-backed securities.

Prepayment Lock Out:
98% of the bond cash flows are locked out for their term.

Loan Principal at Cut-off:          $1,758,723,046

Rating Agencies:                    Standard & Poor's,
                                    Moody's Investor Service
                                    Fitch Investors Service

Cut-Off Date:                        October 24, 1997

Closing Date:                        October ___, 1997

First Payment Date:                 November 14, 1997

Scheduled Final Distribution:        February 14, 2041

Servicer:                           AMRESCO Mgt, Inc

Trustee:                            LaSalle National Bank

Fiscal Agent:                       ABN AMRO Bank N.V.

Advancing:                          Yes-Through liquidation

Minimum Denomination:               $50,000

Delivery:                           DTC,CEDEL,Euroclear

Web Site:                           http://www.nomurany.com
                                    Account Name:    cmbs
A hard copy is available
upon request.

Fixed Interest Rates:               8.36%WA; 7.28%-10.1%

Effective Maturity:                 153 WAM; 62-269 Mos.

Amortization:                       325WA; 84-386 Mos.

Amortization Characteristics:
Effective Balloon Loans:             86% of pool
Balloon Loans:                       1% of  pool
Fully Amortizing Loans:              13% of pool

Collateral Breakdown:
Collateral:

156 fixed rate mortgage loans secured by 220 properties located in 35 states and Grand Cayman with the largest concentrations in Ohio (10.4%), Maryland (10.5%), New Jersey (10.4%), Texas (9.4%) and Virginia (7.3%).

Lockbox:

78% of the pool has a cash management program in place at origination. 100% of the ARD loans have cash management systems in place at least 3 months prior to the ARD date.

Cross-collateralized pools:

26% of the initial pool balance is contained in cross-collateralized pools. There are 14 loans containing properties ranging in size from $3.2 mm to $124 mm.

Top Ten Loans:

The 10 largest loans comprise 41.8% of the pool, with a combined initial balance of $716,550,644.

Single assets with a balance greater than $25 mm:
      11  loans totaling approximately $619,000,000
      36% of the pool
      Weighted Average DSCR of 1.51X
      Weighted Average LTV of 65%
      Located in 9 states and Grand Cayman Island.
      Properties include 3 Retail properties, 1 Healthcare property, 2 Hotels, and 5 Office buildings.

Range of property loan balances:    $756,000 - $124,270,089

Average Loan Balance:               $11,273,866

LTV:                                69% WA; 45%-104*%

LTV range includes credit lease deals. LTVs are based on appraisals completed within 12 months of issuance.


          LTV Range            % of Pool        # of loans
          ---------            ---------        ----------
          45%-49.9%                3%               4
          50%-54.9%               10%               10
          55%-59.9%                5%               10
          60%-64.9%               13%               17
          65%-69.9%               17%               29
          70%-74.9%               17%               35
          75%-79.9%               22%               25
          80%-86.1%                5%               7
Greater than 95% (Credit Leases)   7%               19
            Total                 100%             156


Debt Service Coverage Ratio:        1.43X WA; 1.0X - 2.13X

DSCR range includes credit lease deals. DSCRs are based on underwritten Net Cash Flow derived from borrower provided financial information.

Debt Service Coverage Ratio:        1.53X WA

Based on borrower provided trailing 12 months NOI.



         DSCR Range           % of Pool        # of Loans
        Credit Leases            10%               21
         1.19-1.299              31%               40
          1.3-1.399              22%               32
          1.4-1.499              10%               29
          1.5-1.599              11%               17
          1.6-1.699               8%               10
          1.7-1.799               3%                2
          1.8-1.899               3%                1
          1.9-1.999               0%                1
          2.0-2.199               3%                3
            Total                100%              156

Property Diversification:
                               Wtd. Avg.  Wtd. Avg.  Balloon/ARD
                      % of        DSCR       LTV        LTV
Property Type          Total
-------------          -----
Credit Lease            10%       n/a        n/a
Healthcare              3.5%      2.07       71%        32%
Hotel                  13.4%      1.64       59%        35%
MHP                     1.9%      1.43       71%        61%
Multifamily            19.3%      1.31       76%        66%
Office                 29.4%      1.37       68%        38%
Retail                 29.1%      1.39       69%        57%
Indust/Warehouse        3.5%      1.36       65%        52%
                Total   100%      1.43       68%        52%

Property Type Diversification:

[GRAPHIC OMITTED]  Pie chart illustrating property type diversification.

Geographic Distribution:

[GRAPHIC OMITTED] Map illustrating geographic distribution.

Bond Class Paydown:

[GRAPHIC OMITTED]  Bar chart illustrating bond class paydown.